UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File No.)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On July 23, 2015, Sunshine Heart, Inc. (“Sunshine Heart” or the “Company”) issued a press release regarding an update on the COUNTER HF study.  The COUNTER HF study is a prospective, randomized, multi-center, controlled study that evaluates the safety and efficacy of the C-Pulse system for the treatment of NYHA Class III and ambulatory Class IV heart failure. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, this information (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 8.01   Other Events.

On July 23, 2015, the Company announced that, since May 26, 2015, the date that the Food and Drug Administration approved resumption of patient enrollment in the COUNTER HF study, 12 sites have been reactivated, which is approximately half of all previously activated sites. Sunshine Heart expects the majority of sites to be reactivated by the end August. Also since May 26, 2015, two new patients have been enrolled. One of these patients was already reviewed by Sunshine Heart’s newly formed Physician Subject Selection Committee, and the first implant was scheduled for this morning.

Safe Harbor Statement

Certain statements in this current report are forward-looking statements that are based on management’s beliefs, assumptions, expectations, and information currently available to management. All statements that address future operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including, without limitation, our expectations with respect to future clinical study activities and results including patient enrollment in studies. These forward-looking statements are subject to numerous risks and uncertainties, including, without limitation, the possibility that our clinical studies do not meet their enrollment goals, meet their endpoints or otherwise fail, that regulatory authorities do not accept our application or approve the marketing of the C-Pulse System, the possibility that we may be unable to raise the funds necessary for the development and commercialization of our products, that we may not be able to commercialize our products successfully in the EU and the other risk factors described under the caption “Risk Factors” and elsewhere in our filings with the U.S. Securities and Exchange Commission. You should not place undue reliance on forward-looking statements because they speak only as of the date when made and may turn out to be inaccurate. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release - Sunshine Heart Provides Update on COUNTER HF™ US Pivotal Study for C-Pulse® Heart Assist System

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2015	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release - Sunshine Heart Provides Update on COUNTER HF™ US Pivotal Study for C-Pulse® Heart Assist System